UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 10, 2021

Date of Report

(Date of earliest event reported)

BIMI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China, 116000
(Address of principal executive offices and zip code)
(8604) 1182209211
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2021, the Registrant entered into a Stock Purchase Agreement (the “Agreement”) to acquire Chongqing Zhuoda Pharmaceutical Co., Ltd. (“Zhuoda”), a distributor of pharmaceuticals and biologicals located in Chongqing, the largest city in the southwest regional of the People’s Republic of China. Zhuoda’s fully owned subsidiary, Chongqing Ganmei Medical Devices Co., Ltd., is engaged in distribution of medical devices and medical supplies.

Pursuant to the Agreement, BIMI will purchase all the issued and outstanding equity interests in Zhuoda in consideration of US$11,617,500 (RMB 75,000,000). The entire purchase consideration will be paid in shares of BIMI’s common stock. At the closing, 2,200,000 shares of common stock of BIMI valued at RMB 43,560,000, or $3.00 per share (approximately US$6,600,000) will be issued as partial consideration for the purchase of Zhuoda. The remainder of the purchase price of approximately US$4,800,000 (RMB 31,680,000), is subject to post-closing adjustments based on the performance of Zhuoda in 2022 and 2023.

If the net profit of Zhuoda in 2022 equals or exceeds the net profit target, which is RMB 5,000,000 (approximately US $770,000), 50% of the Earnout Amount will be paid to the sellers or their designees by the issuance of 800,000 shares of BIMI’s common stock. If the net profit target is not met, a reduced number of shares of BIMI common stock will be issuable based on the ratio of the actual net profit to the net profit target. The sellers or their designees will receive 50% (or a smaller portion) of the Earnout Amount (800,000 shares of BIMI common stock), subject to Zhuoda reaching a similar performance target in 2023.

The closing of the Agreement is expected to take place in late September 2021, subject to necessary regulatory approvals.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

ITEM 8.01 OTHER INFORMATION

On September 14, 2021, the Registrant issued a press release announcing the entry into of the Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

4.1	Stock Purchase Agreement dated September 10, 2021
99.1	Press Release dated September 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2021	BIMI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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